“Focused manufacturer of engineered lifting equipment “ Corporate Presentation Exhibit 99.1 Manitex International, Inc. Corporate Presentation (NASDAQ:MNTX) March 2011

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Forward Looking Statements and Non-
GAAP Measures
2
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,”“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,”
“we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange
Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s earnings releases on the
Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

$
2/22/2010
3/22/2010
4/22/2010
5/22/2010
6/22/2010
7/22/2010
8/22/2010
9/22/2010
10/22/2010
11/22/2010
12/22/2010
1/22/2011
2/22/2011

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Company Snapshot
3
Company Description
Manitex International, Inc. provides engineered lifting
solutions. The company operates through two
segments, Lifting Equipment and Equipment
Distribution. The Lifting Equipment segment designs,
manufactures, and distributes boom trucks and crane
products. The Equipment Distribution segment sells,
services and distributes lifting equipment to end users.
The company was formerly known as Veri-Tek
International, Corp. and changed its name to Manitex
International, Inc. in May 2008. Manitex International
was founded in 1993 and is based in Bridgeview,
Illinois.
Financial Summary
Total Enterprise Value
(02/22/2011):
$92.7 million
Market Cap (02/22/2011): $59.0 million
2010 est Total Revenue: $91.2 million
2010 est Net Income: $1.8 million
2010 est EBITDA: $8.1 million
Stock Price (02/22/2011): $5.18
Ticker / Exchange: MNTX / NASDAQ
1.5

2.5

3.5

4.5

5.5
6
6.5
$5.18
LTM Share Price Performance (02/22/2010 – 02/22/2011)

MANITEX
INTERNATIONAL

Manitex
NOBLE
LOWRY
MANITEX LIFTKING
BADGER EQUIPMENT COMPANY
LOAD KING
CM
North American Equipment Exchange
CVS FERRARI

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Global provider of boom trucks, sign cranes, specialized
material handling equipment, and container handling
equipment primarily used in commercial, port, state, local
and international government, and military applications
•
Major industries served include energy (extraction and
processing), utilities, railroads, commercial building,
rental fleets, cargo transportation, infrastructure
development and port and inter-modal operations
•
Historically serving North American markets; recent
international diversification and growth
•
Business Model based in part on an aggressive program of
making accretive acquisitions of complementary
businesses
– High margin niche markets
– Including two in 2009 (Badger and Load King) and CVS
agreement in July 2010
– Rely on seller financing (favorable terms, limited
covenants)
Corporate Overview
Manitex International
4
Manitex International
Businesses

MANITEX INTERNATIONAL

Manitex

MANITEX LIFTKING

BADGER EQUIPMENT COMPANY
Custom Built in America... For Today... For the Future

CVS FERRARI

BADGER

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 5
Product Overview
Manitex, Manitex Liftking, Badger, Load King
• Badger Equipment has
manufactured specialized
earthmoving, railroad and
material handling
equipment since 1945 and
has built over 10,000 units
during its existence.
• Manufacturer of a complete
line of RT Forklifts, Special
Mission Oriented Vehicles,
Carriers, Heavy Material
Handling Transporters and
Steel Mill Equipment
• Manitex specializes in
engineered lifting
equipment and its
product family includes
Manitex Boom Trucks,
SkyCrane Aerial Platforms
and Sign Cranes
• Manufacturer of container
handling equipment for the
global port and inter-modal
sectors. Products include reach
stackers, laden and unladen
container forklifts and straddle
carriers

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Select Financial Data
Note: Includes continuing operations only.
•Includes gain on bargain purchase of $3,815
•**2010 est, based on 2010 nine months ytd
plus estimated Q4 based on repeating Q3
revenue, gross profit, EBITDA and net income

(USD in thousands)
$ in thousands, except percentages
2007 2008 2009 2010 est**
Revenue $                  106,946 $                  106,341 $                    55,887 $           91,200
Gross Margin 18.6% 16.4% 20.0% 23.6%
EBITDA 8,461 5,416 1,982 8,100
EBITDA Margin (%) 7.9% 5.1% 3.5% 8.9%
Net Income 2126 1,799 3,639 * 1834
$106,946
$106,341
$55,887
$91,200
$8,461
$5,416
$1,982
$8,100
$1,799
$3,639
$1,834
$2,126
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009 2010 est**
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Revenue EBITDA Net Income

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Key Management
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President &COO
20+ years principally with Rolls Royce, GKN Sinter Metals, Off-
Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Material Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing – Manitex
International
13+ years principally with Manitowoc

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
1) 2010 Solid return to Operating and Net profitability
– Sales rebound of approx 63%
– Gross margin expansion
– Continued emphasis on cost control
2) Experienced senior management
– Senior management has over 70 years of collective experience from well-known industrial leaders such as Terex, Manitowoc, Rolls Royce, GKN Sinter Metals, Off-Highway and Auto Divisions and Genie
3) The Company has a global presence with more than 20,000 units operating worldwide spanning equipment dealerships throughout the country
– High recurring revenue stream: approximately 20% of total sales (average 40% margin)
4) Growing market share
– Increased penetration in oil and gas, power grid and rail
– Rebounding commercial sales
– Expanding international sales
5) Focused on earnings, cash flow and working capital management

Investment Highlights

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 9
Company Timeline
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove.
January 2003:
Manitowoc divests
Manitex
December 2009:
Acquire Load King
Trailers
July 2009 Acquire Badger
Equipment Co
November 2006: Veri-
Tek Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
August 2007: Sale of assets and
closure of legacy VCC business
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges  into Veri-Tek,
Intl. (VCC)
2002 2003 2004 2005 2006 2007 2008 2009 2010
July 2010 :CVS Ferrari
Operating Agreement

MANITEX INTERNATIONAL

BADGER EQUIPMENT COMPANY

Custom Built in America... For Today... For the Future

LOAD KING

A MANITEX International Company

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Load King Trailers, an Elk Point, South
Dakota-based manufacturer of
specialized custom trailers and hauling
systems typically used for transporting
heavy equipment
•
Consideration of $3 million; Load King’s
last five years average annual revenues
were approximately $23 million
•
Niche product line, well-recognized
quality brand name and accomplished
management team
Recent Acquisitions
Highlights

•
Badger Equipment Co, a Winona,
Minnesota based manufacturer of
specialized rough terrain cranes and
material handling products
•
Stock purchase with consideration of
$5.1m: Badgers last five years average
annual revenues were approximately
$8m
•
Developing new rough terrain crane line
targeted for railroad, refinery and
construction markets
•
Long standing brand recognition and
crane legacy, with established railroad
and municipality relationships

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Recent Acquisitions
(subject to approval)
CVS

•
June 30 2010 MNTX entered into an agreement to operate, on an exclusive rental basis, the business of CVS SPA, commencing July 1 2010
•
CVS SPA is located near Milan Italy and designs and manufactures a range of reach stackers and associated lifting equipment for the global container handling market
•
CVS had 2008 annual sales of $106m prior to the global downturn
•
The rental agreement has been filed with the Italian Court and includes an offer to purchase the business at the conclusion of the Italian insolvency process (“Concordato Preventivo”) Rental period could extend for up to two years
•
Sales and profits are consolidated into Manitex International from July
2010. No debt or liabilities of “old CVS” were assumed. As at July 1, CVS has a backlog of orders of approximately $10m
•
Acquisition is transformational:
•
Adds global product offering
•
European manufacturing and design
•
Adds scale
•
Above average growth profile sectors of containers / ports / inter-
modal

MANITEX
INTERNATIONAL

NOBLE™

BADGER
EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future.

Manitex

TEREX®

LITTLE Giant

Tail-Gator™

FERRARI

Manitowoc
Manitowoc Boom Trucks

MANITEX
LIFTKING
ULC

LOAD KING™
A MANITEX International Company

Replacement Parts & Service
Consistent Recurring Revenue
•
Recurring revenue of approximately 20% of total sales
•
Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
–
Serve additional brands
–
Service team for crane equipment

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Pro-forma Revenues
•
Pro-forma revenues are based on 2007
revenue numbers for each respective
business, regardless of date of acquisition by
Manitex International
•
We believe Pro-forma revenues are more
representative of revenue opportunity than
revenues in the current phase of the
economic cycle

Manitex,  $80.0
Liftking,  $26.0
Crane & Machinery,  $18.1
Schaeff,  $3.3
Noble, $1.1
Badger,  $8.0
LoadKing,  $20.0
CVS Ferrari,  $80.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
Pro-forma Annual Revenue

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation 14
Increased Market Share as Market Declined
Boom Truck Crane Market
23.4%
16.7%
20.8%
29.6%
36.1%
28.0%
76.6%
83.3%
79.2%
70.4%
63.9%
72.0%
0.0%
25.0%
50.0%
75.0%
100.0%
2005 2006 2007 2008 2009 2010
Market Share
0
500
1000
1500
2000
2500
3000
Units Shipped
MNTX Others Total Units Shipped

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
•
Management saw the state of the world as an opportunity to cut costs and grow the business through acquisition at a very modest cost, notwithstanding reductions in its core markets
• $12.4 m reduction in costs in 2009 compared to 2008
• Management was successful in lowering costs to match decreases in sales; revenue decreased
47% from 2008-2009
•
With outside financing unavailable our model of negotiating seller financing fit circumstances perfectly
•
1
st
nine months 2010 gross margin 23.6%, $4.3m increase in EBITDA, revenue
62% higher
•
1
st
nine months 2010 EBITDA margin of 8.8% was the best since 2007

2009/2010 Highlights
Opportunistic Cost Cutting

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Select Financial Data
Note: Includes continuing operations only.
•Includes gain on bargain purchase of $3,815
•**2010 est, based on 2010 nine months ytd
plus estimated Q4 based on repeating Q3
revenue, gross profit, EBITDA and net income

(USD in thousands)
$ in thousands, except percentages
2007 2008 2009 2010 est**
Revenue $                  106,946 $                  106,341 $                    55,887 $           91,200
Gross Margin 18.6% 16.4% 20.0% 23.6%
EBITDA 8,461 5,416 1,982 8,100
EBITDA Margin (%) 7.9% 5.1% 3.5% 8.9%
Net Income 2126 1,799 3,639 * 1834
$106,946
$106,341
$55,887
$91,200
$8,461
$5,416
$1,982
$8,100
$1,799
$3,639
$1,834
$2,126
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
2007 2008 2009 2010 est**
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Revenue EBITDA Net Income

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Growth Drivers –
2010 and Beyond
•
World wide improvements in GDP, economic recovery
•
Increased market penetration with product developments and innovative distribution
•
Leverage synergy with railroad industry
•
Developed products specifically for the following industries:  Oil & Gas,
Railroads, Power Grid & Wind Power
•
Any significant governmental infrastructure spending will be a potential spark to recovery for Manitex
•
International expansion
– New dealership agreements reached in Middle East, Russia, & with Caterpillar Global
Distribution Network
– Achieved European CE Certification for 50 Ton Cranes in 2009.
– Manitex International made its first international sales in 2008 and has identified new markets to accelerate future growth (Russian market potential is estimated to be double that of North America)
– 2010 non - US sales were over 38% of revenue
•
CVS Ferrari is additive to the Company results

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Summary
Delivering sound operational and financial performance despite the historic economic and industry-specific challenges.
Poised For Growth
• Growing market share
• Increased penetration in oil and gas, power grid and rail
• Rebound in commercial sales
• Coordinated distribution of our products worldwide
• Continued expansion into international markets
• In the recent past we have scaled our business to match demand and we now look forward to long term growth
• Focused on earnings, cash flow and working capital management

“Focused manufacturer of engineered lifting equipment “ Corporate Presentation Appendix 19 Manitex International, Inc. Corporate Presentation March 2011

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Key Figures - Quarterly

USD thousands Q3-2009 Q2-2010 Q3-2010
Net sales $15,063 $19,502 $24,859
          % change in Q3-2010 to
prior period
65% 27%
Gross profit 2,208 4,607 5,855
        Gross margin % 14.7% 23.6% 23.6%
Operating expenses  2946* 3,658 4,365
Net (loss) Income (147) 213 657
EBITDA -80 1,732 2,271
          EBITDA % of Sales -0.5% 8.9% 9.1%
Backlog ($ million) 22.3 24.9 32.8
* excludes bargain purchase gain of $0.9m
$15,063
$19,502
$24,859
$1,732
$2,271
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Q3-2009 Q2-2010 Q3-2010
$0
$500
$1,000
$1,500
$2,000
$2,500
Net Sales EBITDA

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Summarized Balance Sheet

Current assets $47,496 $40,147 $40,685
Fixed assets 10,955 11,804 5,878
Other long term assets 41,198 42,734 39,665
Total Assets $99,649 $94,685 $86,228
Current liabilities 17,875 14,569 17,062
Long term liabilities 39,749 39,688 34,152
Total Liabilities $57,624 $54,257 $51,214
Shareholders equity 42,025 40,428 35,014
Total liabilities & Shareholders equity $99,649 $94,685 $86,228
31-Dec-08 31-Dec-09 30-Sep-10

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Debt and Liquidity
$000 Q3-2010 Q4-2009
Total Cash 217 287
Total Debt 33,745 33,511
Total Equity 42,025 40,428
Net capitalization 75,553 73,652
Net debt / capitalization 44.4% 45.1%
Quarterly EBITDA 2,271 426
Quarterly EBITDA % of sales 9.1% 2.9%
•Ebitda for Q3-2010 at 9.1% of sales is best performance by the Company
•Debt reduction in Q3-2010 of $1.2m:
•Revolver facility, based on available collateral at September 30, 2010 was $22.3m
•Revolver availability at September 30, 2010 $3.2m
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash

“Focused
manufacturer of
engineered lifting
equipment “
Corporate Presentation
Working Capital
$000 Q3 2010 Q4 2009
Working Capital $29,621 $25,578
Days sales outstanding 62 67
Days payable outstanding 53 73
Inventory turns 2.7 1.7
Current ratio 2.7 2.8
•Increase in working capital Q3-2010 v Q4-2009 principally from increased accounts receivable ($6.0m) and inventory ($1.2m) and offset by increased accounts payable, accruals & other liabilities ($3.4)
•Inventory increase from new businesses of CVS and NAEE
•Continued strength of current ratio